As filed with the Securities and Exchange Commission on December 14, 2004

Registration No. 333-119990

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

Form S-4

on

Form S-4/A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Yellow Roadway Corporation

(Exact name of registrant as specified in its charter)

Delaware	4213	48-0948788
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel J. Churay

Yellow Roadway Corporation

Senior Vice President, General Counsel and Secretary

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Charles L. Strauss Fulbright & Jaworski L.L.P. 1301 McKinney, Suite 5100 Houston, Texas 77010 (713) 651-5151	Robert Evans III Shearman & Sterling LLP 599 Lexington Ave. New York, New York 10022 (212) 848-4000

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	SIC	I.R.S. Employer Identification No.
Yellow Transportation, Inc.	Indiana	4213	44-0594706
Yellow Roadway Technologies, Inc.	Delaware	4213	48-1115792
Mission Supply Company	Kansas	4213	48-0911571
Yellow Relocation Services, Inc.	Kansas	4213	48-1067939
Meridian IQ, Inc.	Delaware	4731	48-1233134
MIQ LLC	Delaware	4731	48-1119865
Globe.com Lines, Inc.	Delaware	4213	52-2068065
Roadway LLC	Delaware	4213	34-1956254
Roadway Express, Inc.	Delaware	4213	34-0492670
Roadway Next Day Corporation	Pennsylvania	4213	23-2255947

The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is shown on the cover page of this Registration Statement on Form S-4.

EXPLANATORY NOTE

This Amendment is being filed solely to update certain exhibits to this registration statement. No other changes are made hereby.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21. Exhibits

Exhibit No.		Description

1.1	*	—Form of Dealer Manager Agreement.

3.1

—Certificate of Incorporation of Yellow Roadway Corporation, formerly known as Yellow Corporation (incorporated herein by reference to Exhibit 3.1 to Yellow Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002, filed March 6, 2003, Reg. No. 000-12255).

3.2

—Certificate of Amendment to the Certificate of Incorporation of Yellow Roadway Corporation, formerly known as Yellow Corporation (incorporated herein by reference to Exhibit 4.2 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-111499).

3.3

—Bylaws of Yellow Roadway Corporation, as amended (incorporated herein by reference to Exhibit 3.1 to Yellow Roadway’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed August 9, 2004, Reg. No. 000-12255).

3.4

—Certificate of Incorporation of Meridian IQ, Inc., formerly known as Yellow Dot Com Subsidiary, Inc., as amended (incorporated herein by reference to Exhibit 3.4 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.5

—Amended and Restated Bylaws of Meridian IQ, Inc., formerly known as Yellow Dot Com Subsidiary, Inc. (incorporated herein by reference to Exhibit 3.5 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.6

—Certificate of Incorporation of Yellow Roadway Technologies, Inc., formerly known as Yellow Technologies Inc., as amended (incorporated herein by reference to Exhibit 3.7 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.7

—Certificate of Amendment of Certificate of Incorporation of Yellow Roadway Technologies, Inc., formerly known as Yellow Technologies, Inc. (incorporated herein by reference to Exhibit 3.7 to Post-Effective Amendment No. 8 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed August 16, 2004, Reg. No. 333-109896).

3.8

—Amended and Restated Bylaws of Yellow Roadway Technologies, Inc., formerly known as Yellow Technologies Inc., (incorporated herein by reference to Exhibit 3.7 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.9

—Certificate of Incorporation of Globe.com Lines, Inc., as amended (incorporated herein by reference to Exhibit 3.9 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.10

—Amended and Restated Bylaws of Globe.com Lines, Inc. (incorporated herein by reference to Exhibit 3.9 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.11

—Articles of Incorporation of Yellow Relocation Services, Inc. (incorporated herein by reference to Exhibit 3.11 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

Exhibit No.	Description

3.12

—Amended and Restated Bylaws of Yellow Relocation Services, Inc. (incorporated herein by reference to Exhibit 3.11 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.13

—Articles of Incorporation of Mission Supply Company, as amended (incorporated herein by reference to Exhibit 3.15 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.14

—Amended and Restated Bylaws of Mission Supply Company (incorporated herein by reference to Exhibit 3.13 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.15

—Articles of Incorporation of Yellow Transportation, Inc., as amended (incorporated herein by reference to Exhibit 3.14 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.16

—Amended and Restated Bylaws of Yellow Transportation, Inc. (incorporated herein by reference to Exhibit 3.15 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.17

—Certificate of Formation of Yellow GPS, LLC, as amended (incorporated herein by reference to Exhibit 3.21 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.18

—Certificate of Amendment to the Certificate of Formation of Yellow GPS, LLC changing its name to MIQ LLC (incorporated herein by reference to Exhibit 3.17 to Post-Effective Amendment No. 7 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed August 3, 2004, Reg. No. 333-109896).

3.19

—Amended and Restated Limited Liability Company Agreement of MIQ LLC, formerly known as Yellow GPS, LLC, and before that formerly known as Yellow Global, LLC (incorporated herein by reference to Exhibit 3.22 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.20

—Certificate of Formation of Roadway LLC, as amended (incorporated herein by reference to Exhibit 3.18 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.21

—Limited Liability Company Agreement of Roadway LLC, formerly known as Yankee LLC (incorporated herein by reference to Exhibit 3.19 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.22

—Amended and Restated Certificate of Incorporation of Roadway Express, Inc. (incorporated herein by reference to Exhibit 3.20 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.23

—Amended and Restated By-Laws of Roadway Express, Inc. (incorporated herein by reference to Exhibit 3.21 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.24

—Certificate of Incorporation of Roadway Next Day Corporation, as amended (incorporated herein by reference to Exhibit 3.22 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.25

—By-Laws of Roadway Next Day Corporation, formerly known as Lion Corp., (incorporated herein by reference to Exhibit 3.23 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

4.1

—Paying Agency Agreement dated April 26, 1993 between Yellow Corporation and Citibank, N.A. (incorporated herein by reference to Exhibit 4.4 to Yellow Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002, filed March 6, 2003, Reg. No. 000-1255).

Exhibit No.		Description

4.2

—Indenture (including form of note) dated August 8, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to Yellow Roadway Corporation’s 5.0% Contingent Convertible Senior Notes due 2023 (incorporated herein by reference to Exhibit 4.5 to Yellow Corporation’s Registration Statement on Form S-4, filed August 19, 2003, Reg. No. 333-108081).

4.3

—Registration Rights Agreement dated August 8, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Securities Inc., as representative of the initial purchasers (incorporated herein by reference to Exhibit 4.6 to Yellow Corporation’s Registration Statement on Form S-4, filed August 18, 2003, Reg. No. 333-108081).

4.4

—Indenture (including form of note) dated November 25, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to Yellow Roadway Corporation’s 3.375% Contingent Convertible Senior Notes due 2023 (incorporated herein by reference to Exhibit 4.7 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-11499).

4.5

—Registration Rights Agreement dated November 25, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Securities Inc., as representative of the initial purchasers (incorporated herein by reference to Exhibit 4.8 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-11499).

4.6

—Indenture (including form of note) dated November 30, 2001 among Roadway Corporation (predecessor in interest to Roadway LLC), certain subsidiary guarantors and SunTrust Bank, as trustee, relating to Roadway’s 8 1/4% Senior Notes due December 1, 2008 (incorporated herein by reference to Exhibit 4.9 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-11499).

4.7	*

—Form of Indenture (including form of note) among Yellow Roadway Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to the 5.0% Net Share Settled Contingent Convertible Senior Notes due 2023.

4.8	*

—Form of Indenture (including form of note) among Yellow Roadway Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to the 3.375% Net Share Settled Contingent Convertible Senior Notes due 2023.

5.1	**	—Opinion of Fulbright & Jaworski L.L.P. regarding the legality of the securities to be offered hereby, including supporting opinions of local counsel attached thereto.

8.1	*	—Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

12.1	*	—Statement of Computation of Ratios.

21.1

—Subsidiaries of Yellow Roadway Corporation (incorporated herein by reference to Exhibit 21.1 to Yellow Roadway Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, Reg. No. 000-12255).

23.1	*	—Consent of KPMG LLP, independent auditors for Yellow Roadway Corporation.

23.2	*	—Consent of Ernst & Young LLP, independent accountants for Roadway Corporation.

23.3	*	—Consent of Fulbright & Jaworski L.L.P. related to opinion regarding tax matters (included in Exhibit 8.1).

23.4	**	—Consent of Fulbright and Jaworski L.L.P. related to opinion regarding the legality of the securities to be offered hereby (included in Exhibit 5.1).

24.1		—Powers of Attorney (included on the signature pages of the initial filing of this Registration Statement on October 27, 2004, and incorporated herein by reference).

24.2	*	—Certified resolutions of subsidiary guarantors regarding Powers of Attorney.

Exhibit No.		Description

25.1	*	—Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939, as amended, on Form T-1.

99.1	*	—Form of Letter of Transmittal.

99.2	*	—Form of Notice of Guaranteed Delivery.

99.3	*	—Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4	*	—Form of Letter to Clients.

99.5	*	—Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Filed with Amendment No. 1 to this Registration Statement on November 30, 2004
**	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

YELLOW ROADWAY CORPORATION

By:	/s/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

/s/ WILLIAM D. ZOLLARS William D. Zollars	Chairman of the Board of Directors, President and Chief Executive Officer (principal executive officer)

/s/ DONALD G. BARGER, JR. Donald G. Barger, Jr.	Senior Vice President and Chief Financial Officer (principal financial officer)

/s/ BHADRESH SUTARIA Bhadresh Sutaria	Vice President—Controller and Chief Accounting Officer (principal accounting officer)

* Cassandra C. Carr	Director

* Howard M. Dean	Director

* Dennis E. Foster	Director

* John C. McKelvey	Director

Signature	Title

* William L. Trubeck	Director

* Carl W. Vogt	Director

* Frank P. Doyle	Director

* John F. Fiedler	Director

* Phillip J. Meek	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

YELLOW TRANSPORTATION, INC.

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James L. Welch	President, Chief Executive Officer and Director (principal executive officer)

* Phillip J. Gaines	Senior Vice President—Finance and Administration and Director (principal financial officer and principal accounting officer)

* Jerry C. Bowlin	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

YELLOW ROADWAY TECHNOLOGIES, INC.

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* Michael J. Smid	President (principal executive officer)

* Mart in Kraus	Vice President—Finance (principal financial officer and principal accounting officer)

* Jerry C. Bowlin	Director

* Phillip J. Gaines	Director

* James L. Welch	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

MISSION SUPPLY COMPANY

By:	/S/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James L. Welch	President and Director (principal executive officer)

* D. Bruce Gress	Vice President—Finance (principal financial officer and principal accounting officer)

* Jerry C. Bowlin	Director

* Phillip J. Gaines	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

YELLOW RELOCATION SERVICES, INC.

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* Donald E. Emery	President (principal executive officer)

* D. Bruce Gress	Vice President—Finance (principal financial officer and principal accounting officer)

* Jerry C. Bowlin	Director

* Phillip J. Gaines	Director

* James L. Welch	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

MERIDIAN IQ, INC.

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James Ritchie	President and Chief Executive Officer (principal executive officer)

* Eric Friedlander	Vice President—Finance and Controller (principal financial officer and principal accounting officer)

* Todd M. Hacker	Director

* Bhadresh A. Sutaria	Director

* James McMullen	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

MIQ LLC

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James Ritchie	President, Chief Executive Officer and Manager (principal executive officer)

* Eric Friedlander	Vice President—Finance and Controller (principal financial officer and principal accounting officer)

* James McMullen	Manager

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

GLOBE.COM LINES, INC.

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James Ritchie	President and Chief Executive Officer (principal executive officer)

* Eric Friedlander	Vice President—Finance and Controller (principal financial officer and principal accounting officer)

* Todd M. Hacker	Director

* Bhadresh A. Sutaria	Director

* James McMullen	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

ROADWAY LLC

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James D. Staley	President and Chief Executive Officer (principal executive officer)

* John G. Coleman	Vice President—Finance and Manager (principal financial officer and principal accounting officer)

* Jack E. Peak	Manager

* Robert L. Stull	Manager

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

ROADWAY EXPRESS, INC.

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* Robert L. Stull	President, Chief Executive Officer and Director (principal executive officer)

* John G. Coleman	Senior Vice President—Finance and Administration and Director (principal financial officer and principal accounting officer)

* Jack E. Peak	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 14th day of December, 2004.

ROADWAY NEXT DAY CORPORATION

By:	/s/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 14th day of December, 2004.

Signature	Title

* James D. Staley	President (principal executive officer)

* John G. Coleman	Vice President—Finance and Director (principal financial officer and principal accounting officer)

* Jack E. Peak	Director

* Robert L. Stull	Director

*By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.		Description

1.1	*	—Form of Dealer Manager Agreement.

3.1

—Certificate of Incorporation of Yellow Roadway Corporation, formerly known as Yellow Corporation (incorporated herein by reference to Exhibit 3.1 to Yellow Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002, filed March 6, 2003, Reg. No. 000-12255).

3.2

—Certificate of Amendment to the Certificate of Incorporation of Yellow Roadway Corporation, formerly known as Yellow Corporation (incorporated herein by reference to Exhibit 4.2 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-111499).

3.3

—Bylaws of Yellow Roadway Corporation, as amended (incorporated herein by reference to Exhibit 3.1 to Yellow Roadway’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed August 9, 2004, Reg. No. 000-12255).

3.4

—Certificate of Incorporation of Meridian IQ, Inc., formerly known as Yellow Dot Com Subsidiary, Inc., as amended (incorporated herein by reference to Exhibit 3.4 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.5

—Amended and Restated Bylaws of Meridian IQ, Inc., formerly known as Yellow Dot Com Subsidiary, Inc. (incorporated herein by reference to Exhibit 3.5 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.6

—Certificate of Incorporation of Yellow Roadway Technologies, Inc., formerly known as Yellow Technologies Inc., as amended (incorporated herein by reference to Exhibit 3.7 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.7

—Certificate of Amendment of Certificate of Incorporation of Yellow Roadway Technologies, Inc., formerly known as Yellow Technologies, Inc. (incorporated herein by reference to Exhibit 3.7 to Post-Effective Amendment No. 8 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed August 16, 2004, Reg. No. 333-109896).

3.8

—Amended and Restated Bylaws of Yellow Roadway Technologies, Inc., formerly known as Yellow Technologies Inc., (incorporated herein by reference to Exhibit 3.7 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.9

—Certificate of Incorporation of Globe.com Lines, Inc., as amended (incorporated herein by reference to Exhibit 3.9 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.10

—Amended and Restated Bylaws of Globe.com Lines, Inc. (incorporated herein by reference to Exhibit 3.9 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.11

—Articles of Incorporation of Yellow Relocation Services, Inc. (incorporated herein by reference to Exhibit 3.11 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.12

—Amended and Restated Bylaws of Yellow Relocation Services, Inc. (incorporated herein by reference to Exhibit 3.11 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

Exhibit No.	Description

3.13

—Articles of Incorporation of Mission Supply Company, as amended (incorporated herein by reference to Exhibit 3.15 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.14

—Amended and Restated Bylaws of Mission Supply Company (incorporated herein by reference to Exhibit 3.13 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.15

—Articles of Incorporation of Yellow Transportation, Inc., as amended (incorporated herein by reference to Exhibit 3.14 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.16

—Amended and Restated Bylaws of Yellow Transportation, Inc. (incorporated herein by reference to Exhibit 3.15 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.17

—Certificate of Formation of Yellow GPS, LLC, as amended (incorporated herein by reference to Exhibit 3.21 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.18

—Certificate of Amendment to the Certificate of Formation of Yellow GPS, LLC changing its name to MIQ LLC (incorporated herein by reference to Exhibit 3.17 to Post-Effective Amendment No. 7 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed August 3, 2004, Reg. No. 333-109896).

3.19

—Amended and Restated Limited Liability Company Agreement of MIQ LLC, formerly known as Yellow GPS, LLC, and before that formerly known as Yellow Global, LLC (incorporated herein by reference to Exhibit 3.22 to Yellow Corporation’s Registration Statement on Form S-3, filed October 22, 2003, Reg. No. 333-109896).

3.20

—Certificate of Formation of Roadway LLC, as amended (incorporated herein by reference to Exhibit 3.18 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.21

—Limited Liability Company Agreement of Roadway LLC, formerly known as Yankee LLC (incorporated herein by reference to Exhibit 3.19 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.22

—Amended and Restated Certificate of Incorporation of Roadway Express, Inc. (incorporated herein by reference to Exhibit 3.20 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.23

—Amended and Restated By-Laws of Roadway Express, Inc. (incorporated herein by reference to Exhibit 3.21 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.24

—Certificate of Incorporation of Roadway Next Day Corporation, as amended (incorporated herein by reference to Exhibit 3.22 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

3.25

—By-Laws of Roadway Next Day Corporation, formerly known as Lion Corp., (incorporated herein by reference to Exhibit 3.23 to Yellow Roadway Corporation’s Registration Statement on Form S-3, filed February 23, 2004, Reg. No. 333-113021).

4.1

—Paying Agency Agreement dated April 26, 1993 between Yellow Corporation and Citibank, N.A. (incorporated herein by reference to Exhibit 4.4 to Yellow Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002, filed March 6, 2003, Reg. No. 000-1255).

Exhibit No.		Description

4.2

—Indenture (including form of note) dated August 8, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to Yellow Roadway Corporation’s 5.0% Contingent Convertible Senior Notes due 2023 (incorporated herein by reference to Exhibit 4.5 to Yellow Corporation’s Registration Statement on Form S-4, filed August 19, 2003, Reg. No. 333-108081).

4.3

—Registration Rights Agreement dated August 8, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Securities Inc., as representative of the initial purchasers (incorporated herein by reference to Exhibit 4.6 to Yellow Corporation’s Registration Statement on Form S-4, filed August 18, 2003, Reg. No. 333-108081).

4.4

—Indenture (including form of note) dated November 25, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to Yellow Roadway Corporation’s 3.375% Contingent Convertible Senior Notes due 2023 (incorporated herein by reference to Exhibit 4.7 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-11499).

4.5

—Registration Rights Agreement dated November 25, 2003 among Yellow Corporation, certain subsidiary guarantors and Deutsche Bank Securities Inc., as representative of the initial purchasers (incorporated herein by reference to Exhibit 4.8 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-11499).

4.6

—Indenture (including form of note) dated November 30, 2001 among Roadway Corporation (predecessor in interest to Roadway LLC), certain subsidiary guarantors and SunTrust Bank, as trustee, relating to Roadway’s 8 1/4% Senior Notes due December 1, 2008 (incorporated herein by reference to Exhibit 4.9 to Yellow Roadway Corporation’s Registration Statement on Form S-8, filed December 23, 2003, Reg. No. 333-11499).

4.7	*

—Form of Indenture (including form of note) among Yellow Roadway Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to the 5.0% Net Share Settled Contingent Convertible Senior Notes due 2023.

4.8	*

—Form of Indenture (including form of note) among Yellow Roadway Corporation, certain subsidiary guarantors and Deutsche Bank Trust Company Americas, as trustee, relating to the 3.375% Net Share Settled Contingent Convertible Senior Notes due 2023.

5.1	**	—Opinion of Fulbright & Jaworski L.L.P. regarding the legality of the securities to be offered hereby, including supporting opinions of local counsel attached thereto.

8.1	*	—Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

12.1	*	—Statement of Computation of Ratios.

21.1

—Subsidiaries of Yellow Roadway Corporation (incorporated herein by reference to Exhibit 21.1 to Yellow Roadway Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, Reg. No. 000-12255).

23.1	*	—Consent of KPMG LLP, independent auditors for Yellow Roadway Corporation.

23.2	*	—Consent of Ernst & Young LLP, independent accountants for Roadway Corporation.

23.3	*	—Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 8.1).

23.4	**	—Consent of Fulbright & Jaworski L.L.P. related to opinion regarding the legality of the Securities to be offered hereby (included in Exhibit 5.1).

24.1		—Powers of Attorney (included on the signature pages of the initial filing of this Registration Statement on October 27, 2004, and incorporated herein by reference).

24.2	*	—Certified resolutions of subsidiary guarantors regarding Powers of Attorney.

25.1	*	—Statement of Eligibility and Qualification of Trustee under the Trust Indenture Act of 1939, as amended, on Form T-1.

99.1	*	—Form of Letter of Transmittal.

Exhibit No.		Description

99.2	*	—Form of Notice of Guaranteed Delivery.

99.3	*	—Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

99.4	*	—Form of Letter to Clients.

99.5	*	—Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

*	Filed with Amendment No. 1 to this Registration Statement on November 30, 2004
**	Filed herewith